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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004




                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 2000




                                 XCARE.NET, INC.

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
            DELAWARE                                   333-90165                                   85-0373486
(STATE OR OTHER JURISDICTION OF                 [COMMISSION FILE NUMBER]                        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                              IDENTIFICATION NUMBER)
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                         6400 S. FIDDLER'S GREEN CIRCLE
                                   SUITE 1400
                               ENGLEWOOD, CO 80111
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (303) 488-2019
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS

         On July 13, 2000, XCare.net, Inc. issued a press release announcing that the Board of Directors of XCare.net, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

               Exhibit 99   XCare.net, Inc. Press Release issued July 13, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           XCare.net, Inc.
                                           (Registrant)

Date:  July 13, 2000

                                           By:   LORINE R. SWEENEY
                                           --------------------------------
                                           LORINE R. SWEENEY
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

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
Exhibit
Number
-------
  99       XCare.net, Inc. Press Release issued July 13, 2000.
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